UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2015

JACKSONVILLE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34821	36-4670835
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1211 West Morton Avenue, Jacksonville, Illinois		62650
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (217) 245-4111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2015, Jacksonville Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, Stockholders considered the election of directors, the ratification of the independent registered public accounting firm, and the approval of an advisory vote on executive compensation. A breakdown of the votes cast is set forth below.

1. The election of directors for a three year term:

	For	Withheld	Broker non-votes

John L. Eyth	1,204,157	79,724	332,568

Richard A. Foss	1,204,178	79,703	332,568

John M. Buchanan	1,204,178	79,703	332,568

2. The ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

For	Against	Abstain	Broker non-votes

1,606,719	2,577	7,159	0

3. The approval of an advisory vote on executive compensation.

For	Against	Abstain	Broker non-votes

1,229,397	43,363	11,127	332,568

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transaction: None.

(d)	Exhibits: None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

Date: April 29, 2015	By:	/s/ Richard A. Foss
Richard A. Foss President and Chief Executive Officer